Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
09/28/98  GSI     P    U.S. Treasury Bill            50.00MM   AUBREY G LANSTON & CO INC.   4.3400  USTB 12/10/98 NR
09/30/98               due 12/10/98                            JP MORG. SEC/MORG. GUAR TR   4.3000  USTB 12/10/98 NR
                       @ 4.3500% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
05/08/98  MMI     P    FCC National Bank BF          19.00MM   CREDIT SUISSE FIRST BOSTON   5.6110  FCC National Bank BF FT
05/12/98               cpn 5.5600 due 05/12/99                 CHASE SECURITIES, INC.       5.6110  FCC National Bank BF FT
                       dtd 05/12/98@  5.6210% FT

05/19/98  MMI     P    Cit Group Holdings, Inc. MV   28.00MM   GOLDMAN SACHS & COMPANY      5.6040  Cit Group Holdings, Inc. MV FT
05/22/98               cpn 5.5500 dur 05/24/99                 CREDIT SUISSE FIRST BOSTON   5.5940  Cit Group Holdings, Inc. MV FT
                       dtd 05/22/98@ 5.6040% FT

07/06/98  MMI     P    General Motors Accep. Co. MV  70.00MM   GOLDMAN SACHS & COMPANY      5.6280  General Motors Accep. Co. MV FT
07/06/98               cpn 5.5770 due 07/06/99                 LEHMAN BROS. INC./LCPI       5.6280  General Motors Accep. Co. MV FT
                       dtd 07/06/98@ 5.6330% FT

07/08/98  MMI     P    Lexington Parker Cap. Co. CP  75.00MM   MORGAN STANLEY & CO, INC.    5.5300  Lexington Parker Cap. Co. CP FT
07/08/98               due 09/09/98                            CREDIT SUISSE FIRST BOSTON   5.5400  Lexington Parker Cap. Co. CP FT
                       @  5.5500% FT

07/10/98  MMI     P    Finova Capital Corporation CP 25.00MM   LEHMAN BROS. INC./LCPI       5.5000  Finova Capital Corporation CP FT
07/10/98               due 1/29/99                             GOLDMAN SACHS & COMPANY      5.5000  Finova Capital Corporation CP FT
                       @ 5.5000% FT

07/14/98  MMI     P    Finova Capital Corporation CP 25.10MM   CHASE SECURITIES, INC.       5.5200  Finova Capital Corporation CP FT
07/14/98               due 10/22/98                            GOLDMAN SACHS & COMPANY      5.5200  Finova Capital Corporation CP FT
                       @ 5.5300% FT

07/21/98  MMI     P    General Motors Accep. Co. MV  30.00MM   MORGAN STANLEY & CO, INC.    5.6280  General Motors Accep. Co. MV FT
07/24/98               cpn 5.5770 due 07/06/99                 EVEREN  SECURITIES, INC.     5.6280  General Motors Accep. Co. MV FT
                       dtd 07/06/98@ 5.6380% FT

07/24/98  GSI     P    Federal Natl. Mrtg. Assn. AF 100.00MM   CREDIT SUISSE FIRST BOSTON   5.5040  Fed Natl. Mrtg. Assn. AF NR
08/03/98               cpn 5.4580 due 07/30/99                 GOLDMAN SACHS & COMPANY      5.5040  Fed Natl. Mrtg. Assn. AF NR
                       dtd 07/30/98@ 5.440% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
08/03/98  MMI     P    Lexington Parker Cap. Co. CP  50.00MM   PAINEWEBBER INC.             5.5000  Edison Asset CP FT
08/03/98               due 09/11/98                            JP MORG. SEC/MORG. GUAR TR   5.5500  Delaware Funding Corp. CP FT
                       @ 5.5700% FT

08/03/98  GSI     P    U.S. Treasury Note             5.00MM   LEHMAN BROS. INC./LCPI       5.4710  USTN 5.375 7/31/00 NR
08/04/98               cpn 5.3750 due 07/31/00                 CREDIT SUISSE FIRST BOSTON   5.4710  USTN 5.375 7/31/00 NR
                       dtd 07/31/98@ 5.4710% NR

08/06/98  MMI     P    Svenska Handelsbanken YD      25.00MM   JP MORG. SEC/MORG. GUAR TR   5.7100  Svenska Handelsbanken YD FT
08/10/98               cpn 5.6500 due 08/10/99                 GOLDMAN SACHS & COMPANY      5.7100  Svenska Handelsbanken YD FT
                       dtd 08/10/98@ 5.7100% FT

09/01/98  MMI     P    Windmill Funding Corp. CP     22.20MM   LEHMAN BROS. INC./LCPI       5.4800  Windmill Funding Corp. CP FT
09/01/98               due 11/20/98                            GOLDMAN SACHS & COMPANY      5.4800  Windmill Funding Corp. CP FT
                       @ 5.5000% FT

09/02/98  MMI     P    Woolwich PLC CP               14.00MM   GOLDMAN SACHS & COMPANY      5.4700  Woolwich PLC CP FT
09/02/98               due 11/23/98                            LEHMAN BROS. INC./LCPI       5.4700  Woolwich PLC CP FT
                       @ 5.4700% FT

09/04/98  MMI     P    Thames Asset Global Secur. CP 72.00MM   LEHMAN BROS. INC./LCPI       5.4700  Thames Asset Global Secur. CP FT
09/04/98               due 12/04/98                            GOLDMAN SACHS & COMPANY      5.4700  Thames Asset Global Secur. CP FT
                       @ 5.4700 FT

09/09/98  MMI     P    Lexington Parker Cap. Co. CP  50.00MM   CREDIT SUISSE FIRST BOSTON   5.4600  Lexington Parker Cap. Co. CP FT
09/10/98               due 12/09/98                            LEHMAN BROS. INC./LCPI       5.4600  Variable Funding CP FT
                       @ 5.4600% FT

09/10/98  MMI     P    Monsanto Company CP            6.20MM   GOLDMAN SACHS & COMPANY      5.3200  Monsanto Company CP FT
09/10/98               due 02/09/99                            CREDIT SUISSE FIRST BOSTON   5.3200  Finova Capital Corp. CP FT
                       @ 5.3300% FT

09/10/98  MMI     P    Monsanto Company CP           17.70MM   GOLDMAN SACHS & COMPANY      5.3200  Monsanto Company CP FT
09/10/98               due 02/12/99                            CREDIT SUISSE FIRST BOSTON   5.3200  Finova Capital Corp. CP FT
                       @ 5.3200% FT

09/11/98  MMI     P    Lexington Parker Cap. Co. CP 100.00MM   CREDIT SUISSE FIRST BOSTON   5.5000  Lexington Parker Cap. Co. CP FT
09/11/98               due 09/14/98                            MORGAN STANLEY & CO, INC.    5.5000  Lexington Parker Cap. Co. CP FT
                       @ 5.5300% FT

09/11/98  MMI     P    Lexington Parker Cap. Co. CP  50.00MM   LEHMAN BROS. INC./LCPI       5.3500  Mont Blanc Capital CP FT
09/11/98               due 12/09/98                            GOLDMAN SACHS & COMPANY      5.3500  Mont Blanc Capital CP FT
                       @ 5.4100% FT

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
08/03/98  MMI     P    Lexington Parker Cap. Co. CP  50.00MM   PAINEWEBBER INC.             5.5000  Edison Asset CP FT
08/03/98               due 09/11/98                            JP MORG. SEC/MORG. GUAR TR   5.5500  Delaware Funding Corp. CP FT
                       @ 5.5700% FT

08/03/98  GSI     P    U.S. Treasury Note             5.00MM   LEHMAN BROS. INC./LCPI       5.4710  USTN 5.375 7/31/00 NR
08/04/98               cpn 5.3750 due 07/31/00                 CREDIT SUISSE FIRST BOSTON   5.4710  USTN 5.375 7/31/00 NR
                       dtd 07/31/98@ 5.4710% NR

08/06/98  MMI     P    Svenska Handelsbanken YD      25.00MM   JP MORG. SEC/MORG. GUAR TR   5.7100  Svenska Handelsbanken YD FT
08/10/98               cpn 5.6500 due 08/10/99                 GOLDMAN SACHS & COMPANY      5.7100  Svenska Handelsbanken YD FT
                       dtd 08/10/98@ 5.7100% FT

09/01/98  MMI     P    Windmill Funding Corp. CP     22.20MM   LEHMAN BROS. INC./LCPI       5.4800  Windmill Funding Corp. CP FT
09/01/98               due 11/20/98                            GOLDMAN SACHS & COMPANY      5.4800  Windmill Funding Corp. CP FT
                       @ 5.5000% FT

09/02/98  MMI     P    Woolwich PLC CP               14.00MM   GOLDMAN SACHS & COMPANY      5.4700  Woolwich PLC CP FT
09/02/98               due 11/23/98                            LEHMAN BROS. INC./LCPI       5.4700  Woolwich PLC CP FT
                       @ 5.4700% FT

09/04/98  MMI     P    Thames Asset Global Secur. CP 72.00MM   LEHMAN BROS. INC./LCPI       5.4700  Thames Asset Global Secur. CP FT
09/04/98               due 12/04/98                            GOLDMAN SACHS & COMPANY      5.4700  Thames Asset Global Secur. CP FT
                       @ 5.4700 FT

09/09/98  MMI     P    Lexington Parker Cap. Co. CP  50.00MM   CREDIT SUISSE FIRST BOSTON   5.4600  Lexington Parker Cap. Co. CP FT
09/10/98               due 12/09/98                            LEHMAN BROS. INC./LCPI       5.4600  Variable Funding CP FT
                       @ 5.4600% FT

09/10/98  MMI     P    Monsanto Company CP            6.20MM   GOLDMAN SACHS & COMPANY      5.3200  Monsanto Company CP FT
09/10/98               due 02/09/99                            CREDIT SUISSE FIRST BOSTON   5.3200  Finova Capital Corp. CP FT
                       @ 5.3300% FT

09/10/98  MMI     P    Monsanto Company CP           17.70MM   GOLDMAN SACHS & COMPANY      5.3200  Monsanto Company CP FT
09/10/98               due 02/12/99                            CREDIT SUISSE FIRST BOSTON   5.3200  Finova Capital Corp. CP FT
                       @ 5.3200% FT

09/11/98  MMI     P    Lexington Parker Cap. Co. CP 100.00MM   CREDIT SUISSE FIRST BOSTON   5.5000  Lexington Parker Cap. Co. CP FT
09/11/98               due 09/14/98                            MORGAN STANLEY & CO, INC.    5.5000  Lexington Parker Cap. Co. CP FT
                       @ 5.5300% FT

09/11/98  MMI     P    Lexington Parker Cap. Co. CP  50.00MM   LEHMAN BROS. INC./LCPI       5.3500  Mont Blanc Capital CP FT
09/11/98               due 12/09/98                            GOLDMAN SACHS & COMPANY      5.3500  Mont Blanc Capital CP FT
                       @ 5.4100% FT

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
09/23/98  GSI     P    Federal Home Loan Mrtg. Co DN 50.00MM   HSBC SECURITIES, INC.        5.0700  Federal Home Loan Mrtg. Co DN NR
09/24/98               due 03/25/99                            CREDIT SUISSE FIRST BOSTON   5.0700  Federal Home Loan Mrtg. Co DN NR
                       @ 5.0700% NR

09/23/98  GSI     P    Federal Home Loan Mrtg. Co DN 25.00MM   BANCAMERICA SECUR. INC.      5.1400  Federal Home Loan Mrtg. Co DN NR
09/24/98               due 02/24/99                            CREDIT SUISSE FIRST BOSTON   5.1400  Federal Home Loan Mrtg. Co DN NR
                       @ 5.1500% NR

09/28/98  GSI     P    U.S. Treasury Bill            12.50MM   JP MORG. SEC/MORG. GUAR TR   4.3150  USTB 09/16/98 NR
09/29/98               due 09/16/98                            GOLDMAN SACHS & COMPANY      4.3200  USTB 09/16/98 NR
                       @ 4.3200% NR

10/02/98  GSI     P    Federal Natl. Mrtg. Assn. DN  41.60MM   FIRST TENN BK N.A. MEMPHIS   4.8200  Federal Natl. Mrtg. Co. DN NR
10/02/98               due 04/01/99                            GOLDMAN SACHS & COMPANY      4.8300  Federal Natl. Mrtg. Co. DN NR
                       @ 4.8400% NR

10/05/98  GSI     P    Federal Natl. Mrtg. Assn. AF  40.00MM   SALOMON BROS/SM BARNEY INC  99.0930  Federal Natl. Mrtg. Assn. AF NR
10/06/98               cpn 5.4000 due 09/22/99                 CREDIT SUISSE FIRST BOSTON  99.0700  Federal Natl. Mrtg. Assn. AF NR
                       dtd  09/22/94@ 99.2153% NR

10/06/98  MMI     P    Repeat Off. Secur. Entity CP  25.00MM   GOLDMAN SACHS & COMPANY      5.3000  Repeat Off. Secur. Entity CP FT
10/06/98               due 12/07/98                            FIRST CHICAGO CAPITAL MKT.   5.2500  Preferred Receivable CP FT
                       @ 5.3100% FT

10/06/98  GSI     P    Federal Natl. Mrtg. Assn. DN  50.00MM   CREDIT SUISSE FIRST BOSTON   4.6200  Federal Natl. Mrtg. Assn. DN NR
10/07/98               due 06/11/99                            HSBC SECURITIES, INC.        4.6300  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6300% NR

10/07/98  GSI     P    Federal Natl. Mrtg. Assn. DN  50.00MM   CREDIT SUISSE FIRST BOSTON   4.6600  Federal Natl. Mrtg. Assn. DN NR
10/08/98               due 06/09/99                            LEHMAN BROS. INC./LCPI       4.6500  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6800% NR

10/22/98  GSI     P    Federal Home Loan Mrtg. Co DN 47.00MM   FIRST TENN BK N.A. MEMPHIS   4.6050  Federal Home Loan Mrtg. Co DN NR
10/23/98               due 03/19/99                            CREDIT SUISSE FIRST BOSTON   4.6100  Federal Home Loan Mrtg. Co DN NR
                       @ 4.6600% NR

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
07/24/98  GSI     P    Federal Natl. Mrtg. Assn. AF  54.80MM   GOLDMAN SACHS & COMPANY      5.5310  Federal Natl. Mrtg. Assn. AF NR
07/30/98               cpn 5.4860 due 07/30/99                 CREDIT SUISSE FIRST BOSTON   5.5310  Federal Natl. Mrtg. Assn. AF NR
                       dtd 07/30/98@ 5.5720% NR

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P.S.  Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
08/12/98  GSI     P    Federal Natl. Mrtg. Assn. AF  25.00MM   MORGAN STANLEY & CO, INC.    5.5710  Federal Natl. Mrtg. Assn. AF NR
08/19/98               cpn 5.5050 due 08/19/99                 CREDIT SUISSE FIRST BOSTON   5.5600  Federal Natl. Mrtg. Assn. AF NR
                       dtd 08/19/98@ 5.5810% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P.S.  Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
05/06/98  MMI     P    Svenska Handelsbanken YD      25.00MM   JP MORG. SEC/MORG. GUAR TR   5.8300  Svenska Handelsbanken YD FT
05/07/98               cpn 5.7900 due 05/07/99                 LEHMAN BROS. INC./LCPI       5.8300  Svenska Handelsbanken YD FT
                       dtd 05/07/98@ 5.8400% FT

05/06/98  MMI     P    Societe Generale VY           30.00MM   GOLDMAN SACHS & COMPANY      5.6130   Societe Generale VY FT
05/07/98               cpn 5.5670 due 05/07/99                 JP MORG. SEC/MORG. GUAR TR   5.6020   Societe Generale VY FT
                       dtd 05/07/98@ 5.6230% FT

05/07/98  MMI     P    Societe Generale VY           50.00MM   BZW SECUR. INC/BARCLAYS BK   5.6030   Societe Generale VY FT
05/08/98               cpn 5.5670 due 05/07/99                 JP MORG. SEC/MORG. GUAR TR   5.6130   Societe Generale VY FT
                       dtd 05/07/98@ 5.6330% FT

05/08/98  MMI     P    FCC National Bank BF          50.00MM   CREDIT SUISSE FIRST BOSTON.  5.6110   FCC National Bank BF  FT
05/12/98               cpn 5.5600 due 05/12/99                 CHASE SECURITIES, INC.       5.6110   FCC National Bank BF
                       dtd 05/12/98@ 5.6210% FT

05/18/98  MMI     P    Federal Natl. Mrtg. Assn. DN  13.10MM   HSBC SECURITIES, INC.        5.4100  Federal Natl. Mrtg. Assn. DN NR
05/18/98               due 08/03/98                            CREDIT SUISSE FIRST BOSTON   5.4100  Federal Natl. Mrtg. Assn. DN NR
                       @ 5.4100% NR

05/18/98  MMI     P    Federal Natl. Mrtg. Assn. DN  14.00MM   HSBC SECURITIES, INC.        5.4100  Federal Natl. Mrtg. Assn. DN NR
05/18/98               due 08/06/98                            CREDIT SUISSE FIRST BOSTON   5.4100  Federal Natl. Mrtg. Assn. DN NR
                       @ 5.4100% NR

05/19/98  MMI     P    Bankers Trust Co. CD          25.00MM   EVEREN SECURITIES, INC.      5.8300  Bankers Trust Co. CD FT
05/21/98               cpn 5.5770 due 05/21/99                 SALOMON BROS/SM BARNEY INC   5.8300  Bankers Trust Co. CD FT
                       dtd 05/21/98@ 5.8400% FT

05/19/98  GSI     P    Cit Group Holdings, Inc. MV   26.70MM   GOLDMAN SACHS & COMPANY      5.6040  Cit Group Holdings, Inc. MV CT
05/22/98               cpn 5.5500 due 05/24/99                 CREDIT SUISSE FIRST BOSTON   5.5940  Cit Group Holdings, Inc. MV CT
                       dtd 05/22/98@ 5.6040% FT

05/26/98  MMI     P    Broadway Capital Corp. CP     18.50MM   CREDIT SUISSE FIRST BOSTON.  5.6100  Broadway Capital Corp. CP FT
05/26/98               due 7/16/98                             JP MORG. SEC/MORG. GUAR TR   5.6200  Broadway Capital Corp. CP FT
                       @ 5.6300% FT

05/26/98  MMI     P    Broadway Capital Corp. CP     5.70MM    CREDIT SUISSE FIRST BOSTON.  5.6100  Broadway Capital Corp. CP FT
05/26/98               due 7/23/98                             JP MORG. SEC/MORG. GUAR TR   5.6100  Broadway Capital Corp. CP FT
                       @ 5.6300% FT

06/02/98  MMI     P    Broadway Capital Corp. CP     61.50MM   CREDIT SUISSE FIRST BOSTON   5.6600  Broadway Capital Corp. CP FT
06/02/98               due 7/28/98                             JP MORG. SEC/MORG. GUAR TR   5.6500  Broadway Capital Corp. CP FT
                       @ 5.6900% FT


                               Exhibit to Item 77P

                        MERRILL LYNCH INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P.S.  Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
06/05/98  MMI     P    Lexington Parker Cap. Co. CP  99.80MM   CREDIT SUISSE FIRST BOSTON   5.5200  Lexington Parker Cap. Co. CP FT
06/05/98               due 09/04/98                            GOLDMAN SACHS & COMPANY      5.5100  Vatenfall Treasury CP FT
                       @ 5.5300% FT

06/05/98  MMI     P    Svenska Handelsbanken YD      50.00MM   SALOMON BROS/SM BARNEY INC   5.8100  Svenska Handelsbanken YD FT
06/09/98               cpn 5.7500 due 06/09/99                 EVEREN SECURITIES, INC.      5.8000  Svenska Handelsbanken YD FT
                       dtd 06/00/98@ 5.8200% FT

06/08/98  MMI     P    Countrywide Home Loans Inc CP 80.00MM   LEHMAN BROS. INC./LCPI       5.5300 Countrywide Home Loans Inc CP
06/08/98               due 09/02/98                            GOLDMAN SACHS & COMPANY      5.5300 Countrywide Home Loans Inc CP
                       @ 5.5400% FT

06/10/98  GSI     P    U.S. Treasury Note            25.00MM   LEHMAN BROS. INC./LCPI       5.5490  USTN 5.500 5/31/00 NR
06/11/98               cpn 5.5000 due 05/31/00                 CREDIT SUISSE FIRST BOSTON   5.5490  USTN 5.500 5/31/00 NR
                       dtd 05/31/98@ 5.5450% NR

06/10/98  GSI     P    U.S. Treasury Note            25.00MM   JP MORG. SEC/MORG. GUAR TR   5.5530  USTN 5.500 5/31/00 NR
06/11/98               cpn 5.5000 due 05/31/00                 CHASE SECURITIES, INC.       5.5530  USTN 5.500 5/31/00 NR
                       dtd 05/31/98@ 5.5530% NR

07/08/98  MMI     P    Lexington Parker Cap. Co. CP  96.00MM   MORGAN STANLEY & CO, INC.    5.5300  Lexington Parker Cap. Co. CP FT
07/08/98               due 09/10/98                            CREDIT SUISSE FIRST BOSTON   5.5400  Lexington Parker Cap. Co. CP FT
                       @ 5.5500% FT

07/08/98  MMI     P    Lexington Parker Cap. Co. CP  75.00MM   MORGAN STANLEY & CO, INC.    5.5300  Lexington Parker Cap. Co. CP FT
07/08/98               due 09/09/98                            CREDIT SUISSE FIRST BOSTON   5.5400  Lexington Parker Cap. Co. CP FT
                       @ 5.5500% FT

07/09/98  MMI     P    Finova Capital Corporation CP 10.00MM   GOLDMAN SACHS & COMPANY      5.5000  Finova Capital Corporation CP FT
07/09/98               due 1/29/99                             LEHMAN BROS. INC./LCPI       5.5000  Finova Capital Corporation CP FT
                       @ 5.5000% FT

07/09/98  MMI     P    Svenska Handelsbanken YD       5.00MM   CREDIT SUISSE FIRST BOSTON   5.7300  Svenska Handelsbanken YD FT
07/10/98               cpn 5.7800 due 05/28/99                 SALOMON BROS/SM BARNEY INC   5.7120  Svenska Handelsbanken YD FT
                       dtd 05/28/98@ 5.7100% FT

07/21/98  MMI     P    General Motors Accep. Co. MV  30.00MM   MORGAN STANLEY & CO, INC.    5.6280  General Motors Accep. Co. MV FT
07/24/98               cpn 5.5770 due 07/06/99                 EVEREN SECURITIES, INC.      5.6280  General Motors Accep. Co. MV FT
                       dtd 07/06/98@ 5.6380% FT

07/24/98  GSI     P    Federal Natl. Mrtg. Assn. AF  50.00MM   CREDIT SUISSE FIRST BOSTON   5.5040  Federal Natl. Mrtg. Assn. AF NR
08/03/98               cpn 5.4580 due 07/03/99                 GOLDMAN SACHS & COMPANY      5.5040  Federal Natl. Mrtg. Assn. AF NR
                       dtd 07/30/98@ @ 5.5440% NR

                               Exhibit to Item 77P

                        MERRILL LYNCH INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P.S.  Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
08/03/98  GSI     P    U.S. Treasury Note             5.00MM   CREDIT SUISSE FIRST BOSTON   5.4710  USTN 5.375 7/31/00 NR
08/04/98               cpn 5.3750 due 07/31/00                 LEHMAN BROS. INC./LCPI       5.4710  USTN 5.375 7/31/00 NR
                       dtd 07/31/98@ 5.4710% NR

08/13/98  MMI     P    Apex Funding Corporation CP    8.70MM   LEHMAN BROS. INC./LCPI       5.6700  Apex Funding Corporation CP FT
08/13/98               due 10/20/98                            MORGAN STANLEY & CO, INC.    5.6700  Apex Funding Corporation CP FT
                       @ 5.7000% FT

08/13/98  MMI     P    Broadway Capital Corp. CP     31.50MM   LEHMAN BROS. INC./LCPI       5.6700  Broadway Capital Corp. CP FT
08/13/98               due 10/05/98                            MORGAN STANLEY & CO, INC.    5.6800  Broadway Capital Corp. CP FT
                       @ 5.7000% FT

09/01/98  MMI     P    Edison Asset Secur. CP        25.00MM   GOLDMAN SACHS & COMPANY      5.4000  Edison Asset Secur. CP FT
09/01/98               due 02/02/99                            PAINEWEBBER INC.             5.4000  Edison Asset Secur. CP FT
                       @ 5,4000% FT

09/01/98  MMI     P    Windmill Funding Corp. CP     55.00MM   LEHMAN BROS. INC./LCPI       5.4800  Windmill Funding Corp. CP FT
09/01/98               due 11/19/98                            GOLDMAN SACHS & COMPANY      5.4800  Windmill Funding Corp. CP FT
                       @ 5.5000% FT

09/01/98  MMI     P    Thames Asset Global Secur. CP 23.40MM   GOLDMAN SACHS & COMPANY      5.4800  Thames Asset Global Secur. CP FT
09/02/98               due 11/30/98                            LEHMAN BROS. INC./LCPI       5.4800  Thames Asset Global Secur. CP FT
                       @ 5.5000% FT

09/02/98  MMI     P    Apex Funding Corporation CP   18.50MM   LEHMAN BROS. INC./LCPI       5.7200  Apex Funding Corporation CP FT
09/02/98               due 11/02/98                            MORGAN STANLEY & CO, INC.    5.7200  Apex Funding Corporation CP FT
                       @ 5.7500% FT

09/03/98  MMI     P    Thames Asset Global Secur. CP 76.20MM   LEHMAN BROS. INC./LCPI       5.4700  Thames Asset Global Secur. CP FT
09/03/98               due 12/08/98                            GOLDMAN SACHS & COMPANY      5.4700  Thames Asset Global Secur. CP FT
                       @ 5.4700% FT

09/10/98  MMI     P    Finova Capital Corporation CP 50.00MM   CREDIT SUISSE FIRST BOSTON   5.3200  Finova Capital Corporation CP FT
09/10/98               due 2/26/99                             GOLDMAN SACHS & COMPANY      5.3200  Finova Capital Corporation CP FT
                       @ 5.3500% FT

09/11/98  MMI     P    Lexington Parker Cap. Co. CP 100.00MM   CREDIT SUISSE FIRST BOSTON   5.5000  Lexington Parker Cap. Co. CP FT
09/11/98               due 09/14/98                            MORGAN STANLEY & CO, INC.    5.5000  Lexington Parker Cap. Co. CP FT
                       @ 5.5300% FT

09/23/98  GSI     P    Federal Home Loan Mrtg. Co DN 25.00MM   BANCAMERICA SECUR. INC.      5.1400  Federal Home Loan Mrtg. Co DN NR
09/24/98               due 02/24/99                            CREDIT SUISSE FIRST BOSTON   5.1400  Federal Home Loan Mrtg. Co DN NR
                       @ 5.1500% NR

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S  Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
09/28/98  MMI     S    Thames Asset Glbl Secur. CP   149.90MM  GOLDMAN SACHS & COMPANY      5.3000  Thames Asset Global Secur. CP FT
09/28/98               due 12/04/98                            LEHMAN BROS. INC./LCPI       5.3100  Thames Asset Global Secur. CP FT
                       @ 5.2700% FT


09/28/98  MMI     S    Countrywide Home Loans Inc CP  50.00MM  GOLDMAN SACHS & COMPANY      5.4800  Park Ave Receivables CP FT
09/28/98               due 11/06/98                            LEHMAN BROS. INC./LCP        5.4200  Countrywide Home Loans Inc CP FT
                       @ 5.3800% FT

09/28/98  MMI     S    Thames Asset Global Secur. CP  23.40MM  GOLDMAN SACHS & COMPANY      5.3000  Thames Asset Global Secur. CP FT
09/28/98               due 11/30/98                            LEHMAN BROS. INC./LCPI       5.3200  Thames Asset Global Secur. CP FT
                       @ 5.2900% FT

09/28/98  GSI     P    U.S. Treasury Bill             12.50MM  JP MORG. SEC/MORG. GUAR TR   4.3150  USTB 09/16/99 NR
09/29/98               due 09/16/99                            GOLDMAN SACHS & COMPANY      4.3200  USTB 09/16/99 NR
                       @ 4.3200% NR

10/02/98  GSI     P    Federal Home Loan Mrtg. Co DN  98.40MM  FIRST TENN BK N.A. MEMPHIS   4.8200  Federal Home Loan Mrtg. Co DN NR
10/02/98               due 04/01/99                            CREDIT SUISSE FIRST BOSTON   4.8300  Federal Home Loan Mrtg. Co DN NR
                       @ 4.8400% NR

10/02/98  GSI     P    Federal Home Loan Mrtg. Co DN  95.00MM  HSBC SECURITIES, INC.        5.0200  Federal Home Loan Mrtg. Co DN NR
10/02/98               due 01/04/99                            BANCAMERICA SECUR. INC.      5.0200  Federal Home Loan Mrtg. Co DN NR
                       @ 5.0700% NR

10/05/98  MMI     P    Repeat Off. Secur. Entity CP   47.80MM  GOLDMAN SACHS & COMPANY      5.2500  Preferred Receivable CP FT
10/05/98               due 12/02/98                            LEHMAN BROS. INC./LCPI       5.2000  Windmill Funding Corp. CP FT
                       @ 5.2600% FT

10/06/98  MMI     P    Repeat Off. Secur. Entity CP   32.80MM  GOLDMAN SACHS & COMPANY      5.3000  Repeat Off. Secur. Entity CP FT
10/06/98               due 12/07/98                            FIRST CHICAGO CAPITAL MKT    5.2500  Preferred Receivable CP FT
                       @ 5.3100% FT

10/06/98  GSI     P    Federal Natl. Mrtg. Assn. DN   50.00MM  CREDIT SUISSE FIRST BOSTON   4.6200  Federal Natl. Mrtg. Assn. DN NR
10/07/98               due 12/07/98                            HSBC SECURITIES, INC.        4.6300  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6300% NR

10/07/98  GSI     P    Federal Natl. Mrtg. Assn. DN   50.00MM  CREDIT SUISSE FIRST BOSTON   4.6600  Federal Natl. Mrtg. Assn. DN NR
10/08/98               due 06/09/99                            LEHMAN BROS. INC./LCPI       4.6500  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6800% NR

10/09/98  MMI     P    Republic Indus. Fndng. Co. CP  31.90MM  BANCAMERICA SECUR. INC.      5.1500  Federal Natl. Mrtg. Assn. DN NR
10/09/98               due 10/13/98                            CREDIT SUISSE FIRST BOSTON   5.1500  Federal Natl. Mrtg. Assn. DN NR
                       @ 5.1500% FT

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

10/22/98  GSI     S    Federal Natl. Mrtg. Assoc. DN  71.00MM  FIRST TENN BK N.A. MEPHIS    4.6050  Federal Natl. Mrtg. Assoc. DN NR
10/23/98               due 03/18/99                            CREDIT SUISSE FIRST BOSTON   4.6100  Federal Natl. Mrtg. Assoc. DN NR
                       @ 4.6000% NR

10/22/98  GSI     S    Federal Home Loan Mrtg. Co DN  40.00MM  FIRST TENN BK N.A. MEPHIS    4.6050  Federal Home Loan Mrtg. Co CP NR
10/23/98               due 03/24/99                            CREDIT SUISSE FIRST BOSTON   4.6100  Federal Home Loan Mrtg. Co DN
                       @ 4.6000% NR

10/27/98  MMI     P    Caisse Des Depots Consign. CP 200.00MM  SALOMON BROS/SM BARNEY INC    5.0500  Citicorp. CP FT
10/27/98               due 10/28/98                            LEHMAN BROS. INC./LCPI        5.0500  Variable Funding CP FT
                       @ 5.0500% FT

                              Exhibit to Item 77P

                          ML RATED INSTITUTIONAL FUND

                                 TRADING VOLUME


Trade     Sub
Settle    Code   P/S         Security                 Amount      Competitive Broker        Prices            Security
------    ----   ---         --------                 ------      ------------------        ------            --------
07/08/98   MMI    P   Lexington Parker Cap. Co. CP    4.00MM    MORGAN STANLEY & CO, INC.   5.5300  Lexinton Parker Cap. Co. CP FT
07/08/98              due 09/10/98                              CREDIT SUISSE FIRST BOSTON  5.5400  Lexinton Parker Cap. Co. CP FT
                      @ 5.5500% FT

07/24/98   GSI    P   Federal Natl. Mrtg. Assn. AF    5.00MM    CREDIT SUISSE FIRST BOSTON  5.5040  Federal Natl. Mrtg. Assn. AF NR
08/03/98              cpn 5.4580 due 07/30/99                   GOLDMAN SACHS & COMPANY     5.5040  Federal Natl. Mrtg. Assn. AF NR
                      dtd 07/30/98@  5.5440% NR

                             Exhibit to Item 77P

                         ML RATED INSTITUTIONAL FUND

                                TRADING VOLUME

Trade     Sub
Settle    Code   P/S         Security                 Amount      Competitive Broker        Prices            Security
------    ----   ---         --------                 ------      ------------------        ------            --------
08/11/98   MMI    P   Allomon Funding Corp.  CP       2.20MM    LEHMAN BROS. INC./LCPI      5.5000  Allomon Funding Corp. CP FT
08/11/98              due 11/05/98                              SALOMON BROS/SM BARNEY INC  5.5000  Allomon Funding Corp. CP FT
                      @ 5.5200% FT

10/02/98   GSI    P   Federal Home Loan Mrtg. Co  DN  5.00MM    HSBC SECURITIES, INC.       5.0200  Federal Home Loan Mrtg. Co DN NR
10/02/98              due 01/01/99                              BANCAMERICA SECUR. INC.     5.0200  Federal Home Loan Mrtg. Co DN NR
                      @ 5.0700% NR

10/22/98   GSI    S   Federal Natl. Mrtg. Assoc.  DN  2.50MM    FIRST TENN BK N.A. MEMPHIS  4.6050  Federal Natl. Mrtg. Assoc. DN NR
10/23/98              due 03/23/99                              CREDIT SUISSE FIRST BOSTON  4.6100  Federal Natl. Mrtg. Assoc. DN NR
                      @ 4.6000% NR

                            Exhibit to Items 77C 77D

                  Merrill Lynch Funds for Institutions Series
                    Merrill Lynch Premier Institutional Fund
                        Merrill Lynch Institutional Fund
                         Merrill Lynch Government Fund
                          Merrill Lynch Treasury Fund
                  Merrill Lynch Institutional Tax-Exempt Fund

                        Special Meeting of Shareholders
                                  June 8, 1998

                      Certificate and Report of Inspectors

     The undersigned, Inspectors duly appointed to act as such at the Special Meeting of Shareholders of the Merrill Lynch Funds for Institutions Series (the "Trust") to be held on the 8th day of June, 1998, do hereby certify and report that, having taken the oath to execute faithfully and impartially the duties of Inspectors at said meeting and to conduct there at/thereafter the vote of shareholders entitled to vote and to the best of our skill and ability we did hold and conduct the vote by ballot of the holders of shares of beneficial interest of the Trust and that we did decide upon qualifications of voters and accepted their vote and that when such vote was completed we did count and ascertain the number of shares voted therefore.

     We do hereby certify and report that votes cast at, or subsequent to, said meeting in person or by proxy with regards to the following Proposals (as filed in full detail with the SEC on April 30th, 1998.)

Proposal No. 1 - Election of Trustees
     We do hereby certify and report that votes cast at said meeting in person or by proxy by the holders of the shares of beneficial interest of the Trust for the election of Robert W. Crook, A. Bruce Brackenridge, Charles C. Cabot, Jr., James T. Flynn, Terry K. Glenn, Todd Goodwin, George W. Holbrook, Jr., and W. Carl Kester, as Trustees, or withholding authority to vote for all or some of the above-named persons, as follows:


                         Shares of Beneficial Interest

Trustee                            For                         Withheld

Robert W. Crook               7,767,362,907                 281,029,008
A. Bruce Brackenridge         7,767,099,259                 281,292,656
Charles C. Cabot, Jr.         7,766,800,300                 281,591,615
James T. Flynn                7,765,341,153                 283,050,762
Terry K. Glenn                7,764,722,709                 283,669,206
Todd Goodwin                  7,764,695,314                 283,696,601
George W. Holbrook, Jr.       7,767,888,251                 280,503,664
W. Carl Kester                7,764,578,684                 283,813,231


Proposal No. 2 - Selection of Independent Auditors
     We do hereby certify and report the results of votes cast at said meeting in person or by proxy by the holders of shares for beneficial interest of the Trust for the selection of Deloitee & Touche LLP as independent auditors of the Trust as follows:

                         Shares of Beneficial Interest

                        For:                 7,722,289,862
                        Against:                71,054,456
                        Abstain:               255,047,597

                            Exhibit to Items 77C 77D


Proposal No. 3A - Amendment to the Investment
     Restrictions of the Premier Institutional Fund

     We do hereby certify and report that votes were cast at said meeting in person or by proxy by the holders of shares of beneficial interest of the Premier Institutional Fund for the amendments to the investment restrictions of the Premier Institutional Fund as follows:

                         Shares of Beneficial Interest

                        For:                 3,045,197,342
                    Against:                    89,903,792
                    Abstain:                   341,672,766

Proposal No. 3B - Amendment to the Investment Restrictions of the Institutional Fund

     We do hereby certify and report the results of votes cast at, or subsequent to, said meeting in person or by proxy by the holders of shares of beneficial interest of the Institutional Fund (with the necessary quorum being obtained on September 8, 1998) as follows:

                         Shares of Beneficial Interest

                        For:                 2,845,579,486
                    Against:                   464,776,601
                    Abstain:                   491,984,875

Proposal No. 3C - Amendment to the  Investment  Restrictions  of the  Government
Fund

     We do hereby certify and report the results of votes cast at, or subsequent to, said meeting in person or by proxy by the holders shares of beneficial interest of the Government Fund (with the necessary quorum being obtained on June 12, 1998) as follows:

                         Shares of Beneficial Interest

                        For:                   837,141,772
                    Against:                   196,196,110
                    Abstain:                    61,021,953

     We, the undersigned Inspectors do hereby certify and report that with regards to each of the above mentioned Proposals (as filed in full detail with the SEC in the Proxy Statement dated April 30, 1998) the necessary quorums were obtained and in each case that the required affirmative votes needed were received and that, thereby each of the Proposals has been passed.


                                             Respectively submitted,

                                             /s/ William M. Breen
                                             -----------------------------------
                                             William M. Breen



                                             /s/ James J. Fatseas
                                             -----------------------------------
                                             James J. Fatseas